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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                       0-24068                  76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977


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ITEM 5. OTHER EVENTS

      On December 7, 1999, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of Woodridge Press Inc. of Anaheim, California. A copy of the press release is attached hereto as Exhibit 99.1.

      On December 16, 1999, the Company announced the completion of the acquisition of Byrum Lithographing Co. of Columbus, Ohio. A copy of the press release is attached hereto as Exhibit 99.2.

      On December 16, 1999, the Company announced that its Board of Directors adopted a Shareholder Rights Plan. A copy of the press release is attached hereto as Exhibit 99.3.

      The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (A) EXHIBITS

      The following exhibits are filed herewith:


      99.1 Press release of the Company dated December 7, 1999, related to the completion of the acquisition of Woodridge Press Inc. of Anaheim, California.

      99.2 Press release of the Company dated December 16, 1999, related to the completion of the acquisition of Byrum Lithographing Co. of Columbus, Ohio.

      99.3 Press release of the Company dated December 16, 1999, related to the announcement that its Board of Directors adopted a Shareholder Rights Plan.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                  CONSOLIDATED GRAPHICS, INC.
                                          (Registrant)
                                  By: /s/ G. CHRISTOPHER COLVILLE
                                          G. Christopher Colville
                                          Executive Vice President-
                                          Mergers & Acquisitions,
                                          Chief Financial and Accounting Officer

Date:  December 16, 1999

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